Q2 2008 Earnings Call August 5, 2008 Exhibit 99.2

Forward Looking Statements
The following information contains forward-looking statements, including forward-
looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in
Colfax's Registration Statement on Form S-1 under the caption "Risk Factors" and other reports filed with the U.S. Securities and Exchange Commission. In addition, these statements are based on a number of assumptions that are subject to change.
This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q2 2008 Highlights
Adjusted net income of $13.9 million (32 cents per share), an increase of
53.0%
Net sales of $161.4 million, an increase of 31.9% (organic growth of 18.3%)
Adjusted operating income of $23.6 million, an increase of 42.1%
Adjusted EBITDA of $27.5 million, an increase of 32.5%
Record second quarter orders of $188.8 million, an increase of 34.3%
(organic growth of 18.8%)
Record backlog of $384.0 million
Well Positioned For Strong Performance in 2008

YTD 2008 Highlights
Adjusted net income of $24.0 million (55 cents per share), an increase of
43.9%
Net sales of $292.1 million, an increase of 23.1% (organic growth of 10.5%)
Adjusted operating income of $41.9 million, an increase of 33.8%
Adjusted EBITDA of $49.5 million, an increase of 27.1%
Orders of $369.1 million, an increase of 36.0% (organic growth of 21.4%)
Well Positioned For Strong Performance in 2008

Note: Dollars in millions.
Historical Orders & Backlog
$118.3
$179.3
$292.8
$224.7
$384.0
$0.0
$80.0
$160.0
$240.0
$320.0
$400.0
2005 2006 2007 - Q2 2007 Q2 2008
$140.6
$188.8
$271.4
$369.1
$0.0
$100.0
$200.0
$300.0
$400.0
Q2 2007 Q2 2008 YTD 2007 YTD 2008
Orders
Orders Orders
Backlog
Backlog Backlog
18.8%
Acquisitions
3.1%
FX Translation
12.4%
Total Growth
--
--
--
-- 34.3%
21.4%
2.4%
12.2%
36.0%
Existing
Businesses
--
--
--
--
Accelerating Order and Backlog Growth
47.8%
5.5%
17.6%
70.9%
--
--
--
--

$20.8
$27.5
$39.0
$49.5
$0.0
$20.0
$40.0
$60.0
Q2 2007 Q2 2008 - YTD
2007
YTD
2008
Financial Performance Overview
Note: Dollars in millions.
(1) Please refer to the Appendix for the Non-GAAP reconciliation.
% Margin
17.0% 17.0%
Adjusted EBITDA
(1)
Adjusted EBITDA Adjusted EBITDA
(1) (1)
Revenue
Revenue Revenue
$122.4
$161.4
$237.2
$292.1
$0.0
$100.0
$200.0
$300.0
Q2 2007 Q2 2008 - YTD
2007
YTD
2008
18.3%
Acquisitions
0.8%
FX Translation
12.7%
Total Growth
31.9%
--
--
--
Existing
Businesses
--
--
--
16.4% 16.9%
10.5%
1.5%
11.2%
23.1%
Consistent Track Record of Profitable Sales Growth

Q2 2008 Sales and Orders by End Market
Q2 2008 Orders: $188.8 million
Q2 2008 Orders: $188.8 million Q2 2008 Orders: $188.8 million
Q2 2008 Sales: $161.4 million
Q2 2008 Sales: $161.4 million Q2 2008 Sales: $161.4 million
Well Positioned in Five Attractive and Diverse End Markets
Commercial
Marine
27%
Oil & Gas
14%
Power
Generation
10%
Navy
7%
General
Industrial
42%
Commercial
Marine
21%
Oil & Gas
11%
Power
Generation
15%
Navy
5%
General
Industrial
48%

YTD 2008 Sales and Orders by End Market
YTD 2008 Orders: $369.1 million
YTD 2008 Orders: $369.1 million YTD 2008 Orders: $369.1 million
YTD 2008 Sales: $292.1 million
YTD 2008 Sales: $292.1 million YTD 2008 Sales: $292.1 million
Well Positioned in Five Attractive and Diverse End Markets
Commercial
Marine
31%
Oil & Gas
11%
Power
Generation
11%
Navy
7%
General
Industrial
40%
Commercial
Marine
23%
Oil & Gas
10%
Power
Generation
13%
Navy
5%
General
Industrial
49%

Commercial Marine Market Perspective
Q2 2008 Year-Over-Year Results
Orders up 22.7% year-over-year (6.3% organic growth)
Sales up 31.4% year-over-year (13.6% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 56.6% year-over-year (37.2% organic growth)
Sales up 20.9% year-over-year (5.8% organic growth)
Market Trends
Growth in international trade and demand for bulk commodities and oil continuing to drive new ship construction
Aging fleet, environmental regulations requiring ship owners to upgrade or replace ships
Local presence required to effectively serve customers and capture aftermarket business
Executing Strategies To Drive Profitable Sales Growth
Colfax Q2 08
Orders Split
27%
Comm.
Marine
Colfax Q2 08
Sales Split
21%
Comm.
Marine

Oil & Gas Market Perspective
Strong Product Portfolio Capable of Solving Needs of Evolving Oil & Gas Market
Colfax Q2 08
Orders Split
14%
O&G
Colfax Q2 08
Sales Split
11%
O&G
Q2 2008 Year-Over-Year Results
Orders up 68.7% year-over-year (63.2% organic growth)
Sales down 9.2% year-over-year (-5.3% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 18.9% year-over-year (11.1% organic growth)
Sales down 8.5% year-over-year (-14.7% organic growth)
Market Trends
Elevated oil prices and depleting supplies spurring heavy oil exploration, transport and processing
Customers focusing more on “total cost of ownership” to reduce downtime and increase efficiency
Application expertise critical to winning large project orders

Power Generation Market Perspective
Leading Supplier of Lubrication Solutions to Power Generation OEMs
Colfax Q2 08
Orders Split
10%
Power
Gen.
Colfax Q2 08
Sales Split
15%
Power
Gen.
Q2 2008 Year-Over-Year Results
Orders up 45.9% year-over-year (31.5% organic growth)
Sales up 80.5% year-over-year (61.0% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 30.3% year-over-year (19.3% organic growth)
Sales up 62.0% year-over-year (46.5% organic growth)
Market Trends
Robust economic growth in Asia and Middle East driving investment in energy infrastructure projects
Aging power infrastructure in mature markets creating upgrade projects to increase efficiency and lower operating costs
Multiple forms of power generation (gas, coal, hydro, nuclear) being employed to satisfy growing global demand

Global Navy Market Perspective
Developing Innovative Fluid Handling Products and Systems to Drive Future Growth
Colfax Q2 08
Orders Split
7%
Navy
Colfax Q2 08
Sales Split
5%
Navy
Q2 2008 Year-Over-Year Results
Orders up 26.6% year-over-year (-15.0% organic growth)
Sales down 4.8% year-over-year (-35.6% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 53.5% year-over-year (20.4% organic growth)
Sales down 17.0% year-over-year (-31.2% organic growth)
Market Trends
Sovereign navies around the world expanding fleets to address heightened national security level concerns
Increased demand for integrated fluid handling systems and solutions to reduce operating costs

General Industrial Perspective
Leading Supplier of Highly Engineered Fluid Handling Products and Systems with Global Reach
Colfax Q2 08
Orders Split
Colfax Q2 08
Sales Split
48%
General
Industrial
Q2 2008 Year-Over-Year Results
Orders up 32.2% year-over-year (19.5% organic growth)
Sales up 39.7% year-over-year (25.7% organic growth)
YTD 2008 Year-Over-Year Results
Orders up 26.8% year-over-year (15.0% organic growth)
Sales up 31.8% year-over-year (19.2% organic growth)
Market Trends
Global economic development driving increased capital investment
Developing regions embracing engineered products and solutions that reduce costs and increase efficiency
Global footprint and channel optimization required to cover broad end market applications
42%
General
Industrial

Note: Dollars in millions.
Income Statement Summary
Three Months Ended Delta
6/27/2008 6/29/2007 $ %
Orders $188.8 $140.6 $48.2 34.3%
Sales $161.4 $122.4 $39.0 31.9%
Gross Profit $56.8 $43.0 $13.8 32.1%
% of Sales 35.2% 35.1%
SG&A Expense $31.6 $25.4 $6.2 24.4%
R&D Expense $1.6 $1.0 $0.6 60.0%
Operating Expenses $33.2 $26.4 $6.8 25.8%
% of Sales 20.6% 21.6%
Adjusted Operating Income $23.6 $16.6 $7.0 42.1%
% of Sales 14.6% 13.5%
Adjusted EBITDA $27.5 $20.8 $6.7 32.5%
% of Sales 17.0% 17.0%
Adjusted Net Income $13.9 $9.1 $4.8 53.0%
% of Sales 8.6% 7.4%
(1)
(1) Excludes a $4.1 million charge related to a non-asbestos product liability case

Note: Dollars in millions.
Income Statement Summary
Six Months Ended Delta
6/27/2008 6/29/2007 $ %
Orders $369.1 $271.4 $97.7 36.0%
Sales $292.1 $237.2 $54.9 23.1%
Gross Profit $105.0 $81.9 $23.1 28.2%
% of Sales 35.9% 34.5%
SG&A Expense $60.2 $48.5 $11.7 24.1%
R&D Expense $3.0 $2.1 $0.9 42.9%
Operating Expenses $63.2 $50.6 $12.5 24.9%
% of Sales 21.6% 21.3%
Adjusted Operating Income $41.9 $31.3 $10.6 33.8%
% of Sales 14.3% 13.2%
Adjusted EBITDA $49.5 $39.0 $10.5 27.1%
% of Sales 16.9% 16.4%
Adjusted Net Income $24.0 $16.7 $7.3 43.9%
% of Sales 8.2% 7.0%
(1)
(1) Excludes a $4.1 million charge related to a non-asbestos product liability case

Note: Dollars in millions.
Statement of Cash Flows Summary
Six Months Ended
6/27/2008 6/29/2007
Net Income ($24.6) $10.9
Non-Cash Expenses 23.2 8.5
Change in Working Capital and Accrued Liabilities (32.8) (0.2)
Other (22.8) (9.8)
Total Operating Activities ($57.0) $9.4
Capital Expenditures ($9.1) ($5.6)
Acquisitions (28.5)
Other
-
Total Investing Activities ($9.0) ($34.1)
Net Borrowings ($106.5) $26.4
Proceeds from IPO, Net of Offering Costs 193.0
Dividends Paid (38.5)
Other (3.1) (0.4)
Total Financing Activities $44.9 $26.0
Effect of Exchange Rates on Cash 0.1 (0.7)
Increase (Decrease in Cash) (21.0) 0.5
Cash Beginning of Period 48.1 7.6
Cash End of Period $27.1 $8.1
-
-
-
-

21.6 million shares sold (11.9 million primary / 9.7 million secondary)
44.0 million shares outstanding post offering
Primarily to repay a portion of existing debt, effective redemption of preferred stock through conversion and sale of common, pay dividends and general corporate purposes
IPO Summary
Shares Sold
Use of Proceeds
$18.00 per share
IPO Price
Began trading May 8, 2008
Completed offering May 13, 2008
Date
$193.0 million
Net Proceeds

Well Positioned for the Future
CBS-Driven Culture Focused
on Profitable Sales Growth
Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions
Leading Brand Names
Generating Aftermarket
Sales and Services
Serving Fast
Growing Infrastructure
Driven End Markets
Proven Application
Expertise in Solving
Critical Customer Needs
Global Leader in Specialty
Fluid Handling Products

Questions ****************************

Appendix **************

Note: Dollars in thousands.
Non-GAAP Reconciliation
June 27, June 29, June 27, June 29,
2008 2007 2008 2007
EBITDA
Net (loss) income (31,399) $     4,841 $         (24,601) $     10,879 $
Interest expense 3,236 4,458 7,733 9,216
(Benefit) provision for income taxes (12,679) 3,049 (9,101) 6,999
Depreciation and amortization 3,955 4,185 7,650 7,683
EBITDA (36,887) $     16,533 $       (18,319) $     34,777 $
EBITDA margin -22.9% 13.5% -6.3% 14.7%
Adjusted EBITDA
Net (loss) income (31,399) $     4,841 $         (24,601) $     10,879 $
Interest expense 3,236 4,458 7,733 9,216
(Benefit) provision for income taxes (12,679) 3,049 (9,101) 6,999
Depreciation and amortization 3,955 4,185 7,650 7,683
Initial public offering related costs 57,017 57,017
Legacy legal adjustment 4,131 - 4,131 -
Asbestos liability and defense (income) costs (715) 558 (437) (1,747)
Asbestos coverage litigation expense 3,970 3,678 7,109 5,931
Adjusted EBITDA
27,516 $       20,769 $       49,501 $       38,961 $
Adjusted EBITDA margin 17.0% 17.0% 16.9% 16.4%
Three Months Ended Six Months Ended
- -

Note: Dollars in thousands, except per share data.
Non-GAAP Reconciliation
June 27, June 29, June 27, June 29,
2008 2007 2008 2007
Three Months Ended Six Months Ended
Adjusted Net Income and Adjusted Earnings per Share
Net (loss) income (31,399) $     4,841 $         (24,601) $     10,879 $
Initial public offering related costs 57,017 - 57,017 -
Legacy legal adjustment 4,131 - 4,131 -
Asbestos liability and defense (income) costs (715) 558 (437) (1,747)
Asbestos coverage litigation expense 3,970 3,678 7,109 5,931
Interest adjustment to effect IPO at beginning of period 725 1,636 2,302 3,250
Tax adjustment to 34% effective rate (19,836) (1,630) (21,484) (1,607)
Adjusted net income 13,893 $       9,083 $         24,037 $       16,706 $
Adjusted net income margin 8.6% 7.4% 8.2% 7.0%
Shares outstanding at closing of IPO 44,006,026 44,006,026 44,006,026 44,006,026
Adjusted net income per share - basic 0.32 $           0.21 $           0.55 $           0.38 $
Net (loss) income per share-basic
and diluted in accordance with GAAP (1.01) $         0.22 $           (0.99) $         0.50 $
Adjusted Operating Income
Operating (loss) income (40,842) $     12,348 $       (25,969) $     27,094 $
Initial public offering related costs 57,017 - 57,017
Legacy legal adjustment 4,131 - 4,131 -
Asbestos liability and defense (income) costs (715) 558 (437) (1,747)
Asbestos coverage litigation expense 3,970 3,678 7,109 5,931
Adjusted operating income 23,561 $       16,584 $       41,851 $       31,278 $
Adjusted operating income margin 14.6% 13.5% 14.3% 13.2%
-

Note: Dollars in millions.
Non-GAAP Reconciliation
$ % $ %
Three Months Ended June 29, 2007
122.4 $     140.6 $
Components of Growth:
Organic Growth of Existing Businesses
22.4 18.3% 26.5 18.8%
Acquisitions 1.0 0.8% 4.3 3.1%
Foreign Currency Translation
15.6 12.7% 17.4 12.4%
Total Growth 39.0 31.9% 48.2 34.3%
Three Months Ended June 27, 2008
161.4 $     188.8 $
$ % $ %
Six Months Ended June 29, 2007 237.2 $     271.4 $
Components of Growth:
Organic Growth of Existing Businesses 24.8 10.5% 58.1 21.4%
Acquisitions
3.5 1.5% 6.4 2.4%
Foreign Currency Translation 26.6 11.2% 33.2 12.2%
Total Growth 54.9 23.1% 97.7 36.0%
Six Months Ended June 27, 2008
292.1 $     369.1 $
Sales Orders
Sales Orders